UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 21, 2013

Rimage Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-00619	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 944-8144

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1, 3, 4 and 6 through 8 are not applicable and therefore omitted.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Rimage Corporation (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on February 26, 2013 disclosing material non-public information regarding its results of operations for the fiscal year and fourth quarter ended December 31, 2012 and hereby furnishes as Exhibit 99.2 statements of Sherman L. Black, its President and Chief Executive Officer, and James R. Stewart, its Chief Financial Officer, made on February 26, 2013 at a telephone conference relating to the fiscal year and fourth quarter ended December 31, 2012 results.

As stated in the February 26, 2013 press release, there were 8,653,932 shares of the Company’s common stock outstanding as of December 31, 2012.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

2013 Base Salaries for Executive Officers

On February 20, 2013, the Compensation Committee of the Company recommended, and on February 21, 2013, the Board of Directors of the Company approved, an increase in the annual base salary of James R. Stewart, the Company’s Chief Financial Officer to $295,000, with the increase effective January 1, 2013. The base salary of Sherman L. Black, the Company’s President and Chief Executive Officer, was not changed. The Board of Directors also determined that, because of changes in responsiblity, Samir Mittal, the Company’s Senior Vice President and Chief Technology Officer, is not an executive officer under Rule 3b-7 of the Securities Exchange Act of 1934, as amended, as of December 31, 2012.

2012 Incentive Plan Payouts

On February 20, 2013, the Compensation Committee recommended, and on February 21, 2013, the Board of Directors approved, cash incentive payments under the Company’s 2012 cash incentive compensation plan (the “2012 Incentive Plan”) to Sherman L. Black, President and Chief Executive Officer; James R. Stewart, Chief Financial Officer; and Samir Mittal, Senior Vice President and Chief Technology Officer.

Under the 2012 Incentive Plan, the Compensation Committee determined minimum, target and maximum performance goals applicable to the Company’s executive officers for 2012 under three matrices: one relating to the Company’s disc publishing business, one relating to the Company’s Qumu business and one relating to the Company’s online publishing product. With respect to the disc publishing matrix, the Compensation Committee set 2012 quarterly and annual performance goals at the minimum, target and maximum level related to sales and operating income as a percentage of sales. With respect to the Qumu business, the Compensation Committee set 2012 annual performance goals at the minimum, target and maximum level for contracted commitments (the dollar value of signed customer purchase commitments) from all software sales and operating expense (excluding the amortization of Qumu intangibles, but including an allocated portion of general and administrative expense). With respect to the online publishing product, the Compensation Committee set 2012 annual performance goals at the minimum, target and maximum level for revenue and contracted commitments (the dollar value of signed customer purchase commitments) from sales of the online publishing product. In each of the three matrices, a performance factor was determined by referencing incrementally increasing amounts of each of the two performance goals that form the matrix.

For Messrs. Black and Stewart, the three matrices were weighted 50% to the disc publishing matrix, 35% to the Qumu matrix and 15% to the online publishing matrix. Based upon the performance under the three matrices at the 50%-35%-15% weighting, the “company average” bonus opportunity was determined. For Mr. Mittal, the bonus opportunity was weighted 60% to the online publishing matrix and 40% to the company average. The matrix performance factors, weighted as described above, were multiplied by the executive officer’s target bonus percentage as previously approved by the Compensation Committee and 2012 base salary to determine the cash incentive payout.

The following table summarizes the estimated incentive payouts under the 2012 Incentive Plan:

Name and Title	2012 Incentive Plan Estimated Incentive Pay Amount
Sherman L. Black President and Chief Executive Officer	$140,063
James R. Stewart Chief Financial Officer	$ 62,325
Samir Mittal Senior Vice President and Chief Technology Officer	$ 23,406

These payouts reflect achievement of the performance goals for the disc publishing business at less than target, for the Qumu business at more than the maximum and for the online publishing product at less than the minimum. After applying the weighting specified by the 2012 Incentive Plan, Messrs. Black and Stewart’s payout is 49.8% of their respective target bonus percentages and Mr. Mittal payout is 19.9% of his target bonus percentage.

The estimated cash incentive payouts will be finalized upon completion of the audit of the Company’s financial statements for the year ended December 31, 2012, but the final amounts are not expected to change materially from the estimated amounts stated above. These cash incentive payments will be paid following substantial completion of the audit, which is expected to be on or about February 28, 2013.

Establishment of 2013 Short-Term Incentive Plan

On February 20, 2013, the Compensation Committee of the Company approved, and on February 21, 2013 the Board of Directors of the Company ratified, the establishment of the Company’s short-term incentive program for 2013 (the “2013 Incentive Plan”) and set the cash incentive pay opportunities under the 2013 Incentive Plan for the Company’s current executive officers: Sherman L. Black, President and Chief Executive Officer, and James R. Stewart, Chief Financial Officer.

Under the 2013 Incentive Plan, the Compensation Committee determined minimum, target and maximum performance goals applicable to the Company’s current executive officers under two matrices: one relating to the Company’s disc publishing business and one relating to the Company’s software business. For Messrs. Black and Stewart, the two matrices are weighted 25% to the disc publishing matrix and 75% to the software matrix. With respect to the disc publishing matrix, the Compensation Committee set 2013 quarterly and annual performance goals at the minimum, target and maximum level related to sales and operating income as a percentage of sales (excluding the impact of allocating general and administrative expense to the software business). With respect to the software business, the Compensation Committee set 2013 annual performance goals at the minimum, target and maximum level for contracted commitments (the dollar value of signed customer purchase commitments) from all software sales and operating expense (excluding the impact of amortization of Qumu intangibles and the general and administrative expense allocated to the software business). In each of the two matrices, a performance factor is determined by referencing incrementally increasing amounts of each of the two performance goals that form the matrix. The performance factor, weighted as described below, is multiplied by the executive officer’s target bonus percentage and base salary to determine the cash incentive amount. If achievement as to any particular performance goal is between two defined amounts in the matrix, the performance factor will be interpolated. Further, no incentive amount will be earned by any participant for the measurement period if the minimum performance goals for that period as set by the matrix are not achieved. Achievement of the performance goals at less than target level will result in decreasing incentive amounts under each matrix until the achievement fails to meet the minimum performance goals under the matrix, at which point the performance factor is zero and participant is entitled to no incentive payment with respect to that matrix.

The Compensation Committee also approved the cash incentive amounts that the current executive officers may earn under the 2013 Incentive Plan based upon percentages of their respective salaries. Under the 2013 Incentive Plan, the maximum incentive amount that may be achieved for any period will not exceed two times his incentive amount at the target level, even if actual performance exceeds the maximum for the performance goals.

All incentive amounts earned in 2013 will be paid in the first quarter of 2014 and an executive officer must be employed by the Company as of December 31, 2013 and as of the payment date in order to receive payout of any incentive amounts earned during the year unless termination of employment is due to death, disability or follows a change in control. Additionally, all incentive payments are subject to “clawback” to the extent required by federal law.

The following table shows the incentive amounts as a percentage of salary that will be earned by Mr. Black and Mr. Stewart under the 2013 Incentive Plan upon the Company’s achievement of the target and maximum goals under the 2013 Incentive Plan, assuming achievement at the target or maximum level, respectively, for each period under each matrix.

Executive Officer and Title	Incentive Opportunity Under 2013 Incentive Plan As a Percentage of Base Salary
	Target Goals Achieved	Maximum Goals Achieved
Sherman L. Black President and Chief Executive Officer	90%	180%
James R. Stewart Chief Financial Officer	55%	110%

Establishment of Long-Term Incentive Program

On February 20, 2013, the Compensation Committee of the Company approved, and on February 21, 2013 the Board of Directors of the Company ratified, the establishment of a long-term incentive program for executive officers (the “LTI Program”). The LTI Program was adopted under the Company’s Second Amended and Restated 2007 Stock Incentive Plan (the “2007 Plan”) and accordingly, awards under the LTI Program are subject to the clawback and other features of the 2007 Plan. The LTI Program is a performance-based program that incorporates stock price as a performance measure and that is also designed to operate as a retention tool. The LTI Program was recommended by the Compensation Committee after taking into consideration the advisory vote on the compensation of the Company’s named executive officers as described in the Company’s proxy statement for its 2012 Annual Meeting of Shareholders and information gleaned from the Company’s shareholder engagement and outreach efforts during 2012, as well as information provided by an independent compensation consultant engaged by the Compensation Committee in early Fall 2012 to provide it with assistance in developing a long-term performance and retention program for both executive officers and key employees.  The long-term performance and retention program for key employees was implemented in December 2012.

In connection with the LTI Program, the Compensation Committee recommended and Board of Directors approved a long-term incentive bonus agreement between the Company and Sherman L. Black, attached hereto as Exhibit 10.1. The Compensation Committee also recommended and Board of Directors also approved a long-term incentive bonus agreement between the Company and James R. Stewart, attached hereto as Exhibit 10.2. Collectively, the long-term incentive bonus agreements are referred to as the “LTI Agreements.”

Under the LTI Agreements, Mr. Black and Mr. Stewart are eligible for an LTI bonus in the amount of $1,500,000 and $590,000, respectively, at the target level. For Mr. Black, the actual amount of the LTI bonus will be based all upon performance. For Mr. Stewart, 50% of the LTI bonus is based upon time and 50% is based upon performance. In each case, performance is based upon performance measures approved by the Compensation Committee for the two twelve month periods ending December 31, 2013 and 2014. As described below, the Compensation Committee approved performance measures for the year ended December 31, 2013 through the adoption of two matrices. The Compensation Committee expects to approve performance measures relating to the year ended December 31, 2014 in early 2014.

In connection with the adoption of the LTI Program and the LTI Agreements, the Compensation Committee recommended and the Board of Directors approved performance measures for the twelve month performance period ending December 31, 2013 consisting of two performance matrices, one relating to the disc publishing business and one relating to the software business. With respect to the disc publishing business, the Compensation Committee set 2013 annual performance goals at the minimum, target and maximum level for operating income (which may be adjusted for extraordinary costs as determined by the Compensation Committee) and stock price. With respect to the software business, the Compensation Committee set 2013 annual performance goals at the minimum, target and maximum level for contracted commitments (the dollar value of signed customer purchase commitments) from all software sales and stock price. In each of the two matrices, a performance factor is determined by referencing incrementally increasing amounts of each of the two performance goals that form the matrix. If achievement as to any particular performance goal is between two defined amounts in the matrix, the performance factor will be interpolated. Further, the performance factor will be zero if the minimum performance goals for that particular matrix are not achieved. Achievement of the performance goals at less than target level will result in a decreasing performance factor under each matrix until the achievement fails to meet the minimum performance goals under the matrix, at which point the performance factor will be zero and the executives will be entitled to no LTI bonus payment with respect to that matrix. For each of Messrs. Black and Stewart, the performance factor will be weighted 25% to the disc publishing matrix and 75% to the software matrix.

As to Mr. Black’s LTI bonus and the performance based portion of Mr. Stewart’s LTI bonus, 25% of such amount multiplied by the 2013 matrix performance factor will be paid on March 1, 2014, 25% of such amount multiplied by the 2014 matrix performance factor will be paid on March 1, 2015, and 50% of such amount multiplied by the weighted average of 2013 and 2014 matrix performance factors will be paid on July 1, 2015. As to the time based portion of Mr. Stewart’s LTI bonus, 25% of the such amount will be paid on March 1, 2014 and March 1, 2015 and 50% of such amount will be paid on July 1, 2015. An executive must be employed by the Company on the payment date to receive the LTI bonus payment, except that if the executive’s employment is terminated by the Company without cause or if a change in control occurs, the Company will pay the executives the LTI bonus amounts as described in and at the times stated in the LTI Agreements.

The foregoing summaries of the LTI Agreements do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, which are incorporated in this Item 5.02 by reference.

Amendments to Letter Agreements

On February 21, 2013, the Company entered into amended and restated letter agreements with Sherman L. Black, its Chief Executive Officer and James R. Stewart, its Chief Financial Officer relating to severance and change of control benefits (the “Amended Letter Agreement”). The Amended Letter Agreement, attached hereto as Exhibit 10.3, was approved by the Company’s Compensation Committee on February 20, 2013 and Board of Directors on February 21, 2013. The Amended Letter Agreement includes changes (i) removing the provisions that terminate payment of severance amounts at such time as the executive has secured other employment, (ii) to the excise tax provisions such that the executive officer will receive either the full amount of the payments or value of benefits under the Amended Letter Agreement or such lesser amount as determined by the Company that would result in no portion of the payment being subject to excise tax, whichever results in the receipt by the executive officer of the greatest amount on an after-tax basis, (iii) providing that a material reduction in short-term bonus opportunity constitutes “good reason”, and (iv) relating to Section 409A of the Internal Revenue Code of 1986, the Patient Protection and Affordable Care Act, and other updating and clarifying changes.

The foregoing summary of the Amended Letter Agreement does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.3 to this Current Report on Form 8-K, which is incorporated in this Item 5.02 by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release issued on February 26, 2013.
99.2	Statements of Sherman L. Black, President and Chief Executive Officer, and James R. Stewart, Chief Financial Officer at a telephone conference held on February 26, 2013.
10.1	Long-Term Incentive Bonus Agreement dated February 21, 2013 with Sherman L. Black.
10.2	Long-Term Incentive Bonus Agreement dated February 21, 2013 with James R. Stewart.
10.3	Form of Amended and Restated Severance/Change in Control Letter Agreement dated February 21, 2013 by and between Rimage Corporation and its Executive Officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RIMAGE CORPORATION

By:	/s/	James R. Stewart
James R. Stewart
Chief Financial Officer

Date: February 27, 2013